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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 30, 1998

IMPAC SECURED ASSETS CORP. (as depositor under an Amended and Restated Trust Agreement, dated March 30, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Collateralized Asset-Backed Notes, Series 1998-1)



                           IMPAC SECURED ASSETS CORP.
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               (Exact name of Issuer as specified in its charter)

         California                   333-40125                 33-0705301
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                    File Number)          Identification No.)


            20371 Irvine Avenue
            Santa Ana Heights, California                       92707
            -----------------------------                       -----
            (Address of Principal                            (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code, is (714) 556-0122

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Item 5.      OTHER EVENTS.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)      Not applicable

             (b)      Not applicable

             (c)      Exhibits:

             25.1. Statement of eligibility of Bankers Trust Company of California, N.A. on Form T-1 under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMPAC SECURED ASSETS CORP.


                                       By: /s/ Richard J. Johnson
                                        --------------------------------
                                       Name:   Richard J. Johnson
                                       Title:  Chief Financial Officer
Dated: March 25, 1998

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                                  EXHIBIT INDEX


                                    Item 601 (a) of            Sequentially
         Exhibit                    Regulation S-K             Numbered
         Number                     Exhibit No.                Description
         ------                     -----------                -----------

         1                               25.1                   Form T-1


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